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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 Amendment No. 1


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) July 1, 2003
                                                          ----------------



                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                      000-25169               98-0178636
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(State or other jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification No.)



33 Harbor Square, Suite 202, Toronto, Ontario Canada            M5J 2G2
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     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code 416/364-2551
                                                  --------------

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          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant.


Effective July 1, 2003 Generex Biotechnology Corporation dismissed Deloitte & Touche, LLP ("Deloitte") and engaged BDO Dunwoody, LLP ("BDO Dunwoody") to serve as the independent public accountants to audit the financial statements Generex for the fiscal year ending July 31, 2003.

The appointment of BDO Dunwoody as independent public accountants replacing Deloitte was approved by the audit committee of Generex's Board of Directors. Deloitte did not decline to stand for re-election.

Deloitte's reports on Generex's financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During our past two fiscal years, and the subsequent interim period preceding Deloitte's dismissal, we had no disagreements with Deloitte, as the term "disagreement" is defined in Item 304(a)(1)(iv) of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreements in its reports. During our past two fiscal years, and the subsequent interim period preceding Deloitte's dismissal, there were no "reportable events" as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Effective July 1, 2003, we engaged BDO Dunwoody as our independent public accountants. During the past two fiscal years, and the subsequent interim period preceding BDO Dunwoody's engagement, we have had no consultations with BDO Dunwoody concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on our financial statements, as to which a written report was provided to us or as to which we received oral advice from BDO Dunwoody, that BDO Dunwoody concluded was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event, as those terms are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.




Item 7.  Financial Statements and Exhibits

16. Letter from Deloitte & Touche, LLP regarding its concurrence with the statements made by Generex in this Report regarding its dismissal as principal accountant.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        GENEREX BIOTECHNOLOGY CORPORATION



Dated: July 9, 2003                           By:   Rose Perri
                                                  --------------------------
                                                    Rose Perri
                                                    Chief Operating Officer





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